UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center

Minneapolis, MN 55474

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: August 31

Date of reporting period: August 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report August 31, 2014

Columbia Marsico Flexible Capital Fund

Columbia Management®

# About Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are some of the most talented professionals in the industry, brought together by a unique way of working.

It starts with carefully selected, specialized investment teams. While each team brings a diverse and innovative range of skills, all are grounded by a common set of core beliefs. All possess a solid conviction in the power of proprietary, bottom-up research. All look not only at generating returns, but also at the likely consistency of those returns and the risks required to achieve them. And while our culture encourages teams to operate independently and question established thinking, a rigorous investment oversight process ensures that each team stays true to its clearly articulated investment process. At Columbia Management, reaching our performance goals matters, and the way we reach them matters just as much.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Not part of the shareholder report

# Connect with Columbia Management

**Get the market insight you need from our investment experts**

**Investor insight**
Stay informed with economic and market commentary, investment videos, white papers, mutual fund commentary and more at columbiamanagement.com.

**Columbia Management investor (e-newsletter)**
Read our award-winning* shareholder newsletter. Our quarterly newsletter is available online and provides timely and relevant content about economic trends, fund news, service enhancements and changes. Sign up to receive the newsletter electronically at columbiamanagement.com/newsletter.

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**Investment videos**
Watch and discover what our thought leaders are saying about financial markets and the economy. For an analysis of current events and trends that may affect your investments, visit our online video library at columbiamanagement.com/market-insights/videos.

**Social media**
Columbia Management offers you multiple ways to access our market commentary and investment insights.

> *Perspectives* blog at columbiamanagement.com
Read timely posts by our investment team, including our chief investment officer, chief economist and portfolio managers.

> Twitter.com/ColumbiaMgmt
Follow us on Twitter for quick, up-to-the-minute comments on market news and more.

> Youtube.com/columbiamanagement
View our commentaries on the economy, markets and current investment opportunities.

> Linkedin.com/company/columbia-management
Connect with us on LinkedIn for updates from our thought leaders.

*Columbia Management investor was awarded top honors in the Mutual Fund Education Alliance STAR Awards competition for excellence in mutual fund marketing and communications. Materials in the competition were evaluated on educational value, message comprehension, effective design and objectives.

Not part of the shareholder report

President’s Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy improved along with a warm-up in the weather during the second quarter of 2014. Economic data generally beat expectations with positive news from major market sectors. Strong hiring brought unemployment down to 6.1%. Manufacturing activity remained robust. Personal income growth was healthy with accelerated wage gains, an increased savings rate of 4.8% and a 35-year low in household debt as a percentage of income. After a slow start, the housing market showed renewed strength. Sales rose and pending sales, a key indicator of future activity, rose strongly near the end of the quarter. Consumer spending was somewhat lackluster, but consumer confidence rose to a post-recession high.

Against this backdrop, the Federal Reserve (the Fed) maintained a steady hand, while central banks outside of the United States took steps to stimulate growth. Investors were the beneficiaries of a stable environment and accommodative monetary policy. Equity markets stabilized at high levels with the S&P 500 Index setting a new record high above 1900. Every major asset class delivered gains for the period. All 10 sectors within the S&P 500 Index delivered gains, led by energy, utilities and technology. Large- and mid-cap stocks outperformed small-cap stocks by a considerable margin.

Interest rates moved lower, resulting in positive returns for most domestic fixed-income sectors. The Barclays U.S. Aggregate Bond Index returned 2.04%, while mortgage and securitized bonds, investment-grade and high-yield corporate and municipal bonds returned around 2.50% for the second quarter of 2014. U.S. convertible bonds and Treasury Inflation Protected Securities generated somewhat stronger returns. Emerging-market bonds were the period’s best fixed-income performers, with returns in line with U.S. equities.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>	Detailed up-to-date fund performance and portfolio information

>	Quarterly fund commentaries

>	Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Marsico Flexible Capital Fund

Table of Contents

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Marsico Flexible Capital Fund

Performance Overview

Performance Summary

>	Columbia Marsico Flexible Capital Fund (the Fund) Class A shares returned 20.18% excluding sales charges for the 12-month period that ended August 31, 2014.

>	The Fund underperformed its benchmark, the S&P 500 Index, which returned 25.25% during the same 12-month period.

>

The Fund’s large overweight to, and stock selection within, the consumer discretionary sector detracted from results relative to the benchmark. Holdings within healthcare, along with certain food and beverage positions contributed positively to results.

Average Annual Total Returns (%) (for period ended August 31, 2014)
	Inception	1 Year	Life
Class A	09/28/10
Excluding sales charges		20.18	17.63
Including sales charges		13.27	15.87
Class C	09/28/10
Excluding sales charges		19.28	16.71
Including sales charges		18.28	16.71
Class I	09/28/10	20.60	17.95
Class R	09/28/10	19.91	17.29
Class R4*	06/25/14	20.26	17.65
Class R5*	11/08/12	20.59	17.81
Class Z	09/28/10	20.44	17.91
S&P 500 Index		25.25	17.74

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one class of shares at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2014

Columbia Marsico Flexible Capital Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (September 28, 2010 — August 31, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Flexible Capital Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014	3

Columbia Marsico Flexible Capital Fund

Manager Discussion of Fund Performance

Portfolio Management

Marsico Capital Management, LLC

Munish Malhotra, CFA

Jordon Laycob

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at August 31, 2014)
Gilead Sciences, Inc.	4.8
Union Pacific Corp.	4.3
Facebook, Inc., Class A	4.3
Biogen Idec, Inc.	4.3
Constellation Brands, Inc., Class A	3.8
Liberty Global PLC, Class C	3.8
Hilton Worldwide Holdings, Inc.	3.5
Lowe’s Companies, Inc.	3.4
Celgene Corp.	3.4
Walt Disney Co. (The)	3.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

For the 12-month period that ended August 31, 2014, the Fund’s Class A shares returned 20.18% excluding sales charges. The Fund underperformed its benchmark, the S&P 500 Index, which returned 25.25% for the same 12-month period. The Fund’s large overweight to, and stock selection within, the consumer discretionary sector detracted from results relative to the benchmark. Holdings within healthcare, along with certain food and beverage positions contributed positively to results.

Economy Sees Modest But Steady Improvement

In the face of setbacks due to a difficult winter in the first quarter of 2014, the U.S. economy made modest gains during the 12-month period. Sales of cars and light vehicles showed significant improvement and new home sales increased over the prior year. Jobs gains by private employers rose throughout the reporting period and jobless claims fell to pre-recession levels. Outside the U.S., however, concerns over a slowing global economy remained. While the eurozone showed signs of recovery, overall economic growth was sluggish. A reduction in demand for commodities kept global inflation at bay and allowed global central banks to continue adding liquidity and maintain an easy monetary policy. Although geopolitical issues emerged during the period, they did not have a negative impact on equity markets.

Healthcare and Consumer Staples Aided Results

The Fund’s healthcare holdings were a major contributor to performance as they collectively more than doubled the return of the benchmark industry group. The Fund began the period with an underweight to this strong performing sector, but ended the period in line with the benchmark. Among healthcare holdings, the Food and Drug Administration’s (FDA’s) approval of Sovaldi, Gilead Sciences’ hepatitis C drug, gave the company’s stock a major boost. Biogen Idec also benefited from FDA action as the agency’s approval of the company’s multiple sclerosis drug, Tecfidera, resulted in the most successful new drug launch in a decade. Although the Fund was underweight in the relatively weak performing consumer staples sector, stock selection contributed to returns. Constellation Brands, for example, benefited from a major acquisition that led to control of distribution rights for Modelo and Corona beer in the U.S. In addition, the Fund had no holdings in the relatively weak performing utilities sector, which resulted in a modest contribution to return.

Consumer Discretionary, Industrials and Financials Disappoint

The Fund’s exposure to consumer discretionary stocks was more than twice that of its benchmark during the period. This position hurt relative returns as the Fund was penalized for both stock selection and an excess exposure to the weak performing sector. Two of the biggest detractors within consumer discretionary were lululemon athletica and Remy Cointreau. lululemon’s stock slumped after concerns arose over the company’s top-selling yoga pant. Changes in management and a slowdown among retailers due to weather during the first quarter of 2014 also weighed on the company and we subsequently sold the Fund’s position. Remy Cointreau’s stock was negatively impacted by the economic slowdown in China as a large percentage of its revenues come from cognac sales in that country. We sold the Fund’s position in Remy Cointreau before the end of the reporting period. Outside the consumer sector, Novadaq Technologies was another detractor. While this healthcare equipment company is the market leader in surgical perfusion imaging, the company’s stock fell during the growth selloff in March and April and we sold it in favor of stocks with what we believed to be better outlooks for near-term earnings.

4	Annual Report 2014

Columbia Marsico Flexible Capital Fund

Manager Discussion of Fund Performance (continued)

Stock selection in the industrials sector also contributed to underperformance relative to the benchmark. The Fund began the period with an overweight to this sector but ultimately ended the period with an underweight. The Fund’s allocation to corporate bonds, which were a drag on returns as the stock market rallied, also detracted from performance.

Portfolio Activity

We increased the Fund’s exposure to the consumer discretionary, healthcare and information technology sectors during the period, while decreasing weightings in financials, industrials, consumer staples and materials. We purchased Union Pacific, a company that is leveraged to the rebound in the U.S. economy and has been of the top-performing railroad operators in North America. We initiated a position in Apple as we developed a conviction around the company’s product cycle, ongoing software and intellectual property development. Meanwhile, we sold the Fund’s position in Global Logistic Properties, which builds logistics warehouses in China, at a profit after learning that a major online retailer chose not to partner with Global Logistic. We sold Lockheed Martin as the stock approached our initial price target.

As of August 31, 2014, the Fund’s primary economic sector allocations included consumer discretionary, information technology and healthcare. At period-end, the Fund had no exposure to the utilities sector. The Fund also held investments in fixed-income and preferred securities that we believed offered the potential for equity-like returns with lower risk.

Looking Ahead

In an environment of modest global economic growth and an improving consumer outlook, the Fund continues to seek quality growth companies and special franchises we believe are capable of generating repeatable revenue growth. The Fund’s investments are made without limitation to geography or market capitalization. We begin by seeking to identify businesses with sustainable competitive advantages and that, in our view, are making positive changes. We believe our research and investment process is well suited to identify those companies that have the greatest potential to outperform.

Portfolio Breakdown (%) (at August 31, 2014)
Common Stocks	86.9
Consumer Discretionary	34.2
Consumer Staples	5.8
Energy	1.9
Financials	4.6
Health Care	13.8
Industrials	7.8
Information Technology	15.8
Materials	3.0
Corporate Bonds & Notes	4.0
Money Market Funds	6.5
Preferred Stocks	2.6
Financials	2.6
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Investment Risks

Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in a limited number of companies subject the Fund to greater risk of loss. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.

Annual Report 2014	5

Columbia Marsico Flexible Capital Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

March 1, 2014 – August 31, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,014.00		1,018.50	6.48		6.49	1.29
Class C	1,000.00	1,000.00	1,009.80		1,014.76	10.22		10.25	2.04
Class I	1,000.00	1,000.00	1,015.90		1,020.49	4.47		4.48	0.89
Class R	1,000.00	1,000.00	1,012.90		1,017.25	7.73		7.75	1.54
Class R4	1,000.00	1,000.00	1,029.10	*	1,019.60	1.90	*	5.39	1.07	*
Class R5	1,000.00	1,000.00	1,015.70		1,020.24	4.72		4.73	0.94
Class Z	1,000.00	1,000.00	1,015.20		1,019.75	5.23		5.24	1.04

*	Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2014

Columbia Marsico Flexible Capital Fund

Portfolio of Investments

August 31, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 87.4%
Issuer	Shares	Value ($)

Consumer Discretionary 34.5%
Automobiles 0.8%

Tesla Motors, Inc.(a)	6,622	1,785,954

Hotels, Restaurants & Leisure 14.3%

Alsea SAB de CV(a)	709,954	2,453,968

Burger King Worldwide, Inc.	104,055	3,333,922

ClubCorp Holdings, Inc.	189,364	3,514,596

Domino’s Pizza Group PLC	495,923	4,873,976

Hilton Worldwide Holdings, Inc.(a)	290,052	7,344,117

MGM Resorts International(a)	170,688	4,176,735

Wynn Resorts Ltd.	30,977	5,974,844

Total		31,672,158

Household Durables 0.3%

GoPro, Inc., Class A(a)	11,441	592,644

Internet & Catalog Retail 1.9%

Priceline Group, Inc. (The)(a)	3,455	4,299,091

Media 10.4%

CBS Corp., Class B Non Voting	89,699	5,318,254

Liberty Global PLC, Class C(a)	187,796	7,874,286

Tribune Media Co.(a)	37,478	2,856,760

Walt Disney Co. (The)	76,677	6,891,729

Total		22,941,029

Multiline Retail 1.5%

Macy’s, Inc.	53,453	3,329,587

Specialty Retail 5.3%

AutoZone, Inc.(a)	8,626	4,648,034

Lowe’s Companies, Inc.	136,187	7,151,179

Total		11,799,213

Total Consumer Discretionary		76,419,676

Consumer Staples 5.9%
Beverages 3.6%

Constellation Brands, Inc., Class A(a)	91,696	7,985,805

Food Products 2.3%

Keurig Green Mountain, Inc.	37,539	5,004,699

Total Consumer Staples		12,990,504

Energy 1.9%
Energy Equipment & Services 1.9%

Halliburton Co.	63,563	4,297,494

Total Energy		4,297,494

Financials 4.6%
Banks 3.1%

Citigroup, Inc.	85,445	4,413,234

Common Stocks (continued)
Issuer	Shares	Value ($)

Grupo Financiero Santander Mexico SAB de CV, ADR, Class B	157,680	2,374,661

Total		6,787,895

Real Estate Investment Trusts (REITs) 1.5%

Starwood Property Trust, Inc.	144,045	3,435,473

Total Financials		10,223,368

Health Care 13.8%
Biotechnology 11.7%

Biogen Idec, Inc.(a)	25,866	8,873,073

Celgene Corp.(a)	74,175	7,048,108

Gilead Sciences, Inc.(a)	93,947	10,106,818

Total		26,027,999

Pharmaceuticals 2.1%

Pacira Pharmaceuticals, Inc.(a)	42,991	4,654,206

Total Health Care		30,682,205

Industrials 7.8%
Aerospace & Defense 2.1%

Safran SA	69,517	4,556,588

Airlines 1.1%

Copa Holdings SA, Class A	19,769	2,431,192

Construction & Engineering 0.6%

Louis XIII Holdings Ltd.(a)	1,940,500	1,439,572

Road & Rail 4.0%

Union Pacific Corp.	85,037	8,951,845

Total Industrials		17,379,197

Information Technology 15.9%
Internet Software & Services 7.0%

Facebook, Inc., Class A(a)	118,818	8,889,963

Google, Inc., Class A(a)	11,509	6,702,381

Total		15,592,344

IT Services 4.0%

QIWI PLC, ADR	61,595	2,296,877

Visa, Inc., Class A	30,953	6,578,132

Total		8,875,009

Semiconductors & Semiconductor Equipment 4.9%

ASML Holding NV	68,453	6,579,703

Infineon Technologies AG	366,054	4,254,238

Total		10,833,941

Total Information Technology		35,301,294

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	7

Columbia Marsico Flexible Capital Fund

Portfolio of Investments (continued)

August 31, 2014

Common Stocks (continued)
Issuer	Shares	Value ($)

Materials 3.0%
Chemicals 3.0%

Monsanto Co.	57,358	6,633,453

Total Materials		6,633,453

Total Common Stocks
(Cost: $159,790,294)		193,927,191

Preferred Stocks 2.6%
Financials 2.6%
Banks 2.1%

BB&T Corp., 5.850%	43,225	1,080,193

First Niagara Financial Group, Inc., 8.625%	48,336	1,372,742

Regions Financial Corp., 6.375%	44,600	1,110,094

Wells Fargo & Co., 5.200%	48,125	1,106,875

Total		4,669,904

Real Estate Investment Trusts (REITs) 0.5%

NorthStar Realty Finance Corp., 8.750%	39,699	1,003,194

Total Financials		5,673,098

Total Preferred Stocks
(Cost: $5,472,884)		5,673,098

Corporate Bonds & Notes(b) 4.0%
Issuer	Coupon Rate	Principal Amount ($)		Value ($)

Cable and Satellite 1.2%
DISH DBS Corp.
10/01/14	6.625%		901,000	903,437

Ziggo Bond Co. BV(c)
05/15/18	8.000%	EUR	1,337,000	1,829,217

Total				2,732,654

Corporate Bonds & Notes(b) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)

Construction Machinery 0.5%
United Rentals North America, Inc.
09/15/20	8.375%	1,000,000	1,090,000

Gaming 0.7%
Pinnacle Entertainment, Inc.
04/15/21	7.500%	1,500,000	1,608,750

Other Industry 0.5%
Howard Hughes Corp. (The) Senior Unsecured(c)
10/01/21	6.875%	1,000,000	1,058,750

Packaging 0.6%
Ball Corp.
11/15/23	4.000%	1,500,000	1,436,250

Wireless 0.5%
T-Mobile USA, Inc.
04/28/19	6.464%	1,000,000	1,042,500

Total Corporate Bonds & Notes
(Cost: $8,871,312)			8,968,904

Money Market Funds 6.6%
		Shares	Value ($)

Columbia Short-Term Cash Fund, 0.100%(d)(e)		14,597,859	14,597,859

Total Money Market Funds
(Cost: $14,597,859)			14,597,859

Total Investments
(Cost: $188,732,349)			223,167,052

Other Assets & Liabilities, Net			(1,395,535)

Net Assets			221,771,517

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	Principal amounts are denominated in United States Dollars unless otherwise noted.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2014, the value of these securities amounted to $2,887,967 or 1.30% of net assets.

(d)	The rate shown is the seven-day current annualized yield at August 31, 2014.

(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended August 31, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	2,039,699	152,687,502	(140,129,342)	14,597,859	11,610	14,597,859

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2014

Columbia Marsico Flexible Capital Fund

Portfolio of Investments (continued)

August 31, 2014

Abbreviation Legend

ADR	American Depositary Receipt

Currency Legend

EUR	Euro

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	9

Columbia Marsico Flexible Capital Fund

Portfolio of Investments (continued)

August 31, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at August 31, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	71,545,700	4,873,976	—	76,419,676

Consumer Staples	12,990,504	—	—	12,990,504

Energy	4,297,494	—	—	4,297,494

Financials	10,223,368	—	—	10,223,368

Health Care	30,682,205	—	—	30,682,205

Industrials	11,383,037	5,996,160	—	17,379,197

Information Technology	31,047,056	4,254,238	—	35,301,294

Materials	6,633,453	—	—	6,633,453

Preferred Stocks

Financials	5,673,098	—	—	5,673,098

Total Equity Securities	184,475,915	15,124,374	—	199,600,289

Bonds

Corporate Bonds & Notes	—	8,968,904	—	8,968,904

Total Bonds	—	8,968,904	—	8,968,904

Mutual Funds

Money Market Funds	14,597,859	—	—	14,597,859

Total Mutual Funds	14,597,859	—	—	14,597,859

Total	199,073,774	24,093,278	—	223,167,052

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2014

Columbia Marsico Flexible Capital Fund

Statement of Assets and Liabilities

August 31, 2014

Assets

Investments, at value

Unaffiliated issuers (identified cost $174,134,490)	$208,569,193

Affiliated issuers (identified cost $14,597,859)	14,597,859

Total investments (identified cost $188,732,349)	223,167,052

Receivable for:

Capital shares sold	232,292

Dividends	198,427

Interest	197,970

Reclaims	71,286

Prepaid expenses	3,828

Other assets	11,057

Total assets	223,881,912

Liabilities

Payable for:

Investments purchased	1,741,697

Capital shares purchased	273,314

Investment management fees	4,320

Distribution and/or service fees	1,447

Transfer agent fees	30,438

Administration fees	365

Compensation of board members	14,850

Expense reimbursement due to Investment Manager	2

Other expenses	43,962

Total liabilities	2,110,395

Net assets applicable to outstanding capital stock	$221,771,517

Represented by

Paid-in capital	$171,199,143

Undistributed net investment income	442,118

Accumulated net realized gain	15,701,120

Unrealized appreciation (depreciation) on:

Investments	34,434,703

Foreign currency translations	(5,567)

Total — representing net assets applicable to outstanding capital stock	$221,771,517

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	11

Columbia Marsico Flexible Capital Fund

Statement of Assets and Liabilities (continued)

August 31, 2014

Class A

Net assets	$99,789,310

Shares outstanding	6,260,886

Net asset value per share	$15.94

Maximum offering price per share(a)	$16.91

Class C

Net assets	$27,392,714

Shares outstanding	1,763,510

Net asset value per share	$15.53

Class I

Net assets	$2,601

Shares outstanding	162

Net asset value per share(b)	$16.01

Class R

Net assets	$658,372

Shares outstanding	41,919

Net asset value per share	$15.71

Class R4

Net assets	$1,540,628

Shares outstanding	96,846

Net asset value per share	$15.91

Class R5

Net assets	$6,607,681

Shares outstanding	408,028

Net asset value per share	$16.19

Class Z

Net assets	$85,780,211

Shares outstanding	5,339,782

Net asset value per share	$16.06

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2014

Columbia Marsico Flexible Capital Fund

Statement of Operations

Year Ended August 31, 2014

Net investment income

Income:

Dividends — unaffiliated issuers	$2,754,573

Dividends — affiliated issuers	11,610

Interest	400,468

Foreign taxes withheld	(68,160)

Total income	3,098,491

Expenses:

Investment management fees	1,484,023

Distribution and/or service fees

Class A	241,138

Class C	239,693

Class R	3,769

Transfer agent fees

Class A	148,845

Class C	36,959

Class R	1,163

Class R4(a)	290

Class R5	3,046

Class Z	126,024

Administration fees	125,410

Compensation of board members	14,417

Custodian fees	10,938

Printing and postage fees	44,088

Registration fees	91,892

Professional fees	43,777

Other	10,467

Total expenses	2,625,939

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(113)

Total net expenses	2,625,826

Net investment income	472,665

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	20,285,829

Foreign currency translations	(16,757)

Net realized gain	20,269,072

Net change in unrealized appreciation (depreciation) on:

Investments	15,946,388

Foreign currency translations	(4,448)

Net change in unrealized appreciation (depreciation)	15,941,940

Net realized and unrealized gain	36,211,012

Net increase in net assets resulting from operations	$36,683,677

(a)	Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	13

Columbia Marsico Flexible Capital Fund

Statement of Changes in Net Assets

	Year Ended August 31, 2014(a)	Year Ended August 31, 2013(b)
Operations

Net investment income	$472,665	$546,267

Net realized gain	20,269,072	23,462,907

Net change in unrealized appreciation (depreciation)	15,941,940	2,267,047

Net increase in net assets resulting from operations	36,683,677	26,276,221

Distributions to shareholders

Net investment income

Class A	—	(736,170)

Class C	—	(90,835)

Class I	—	(55)

Class R	—	(8,043)

Class R5	—	(46)

Class Z	—	(974,867)

Net realized gains

Class A	(9,641,504)	(2,171,882)

Class C	(2,347,405)	(518,254)

Class I	(386)	(124)

Class R	(77,796)	(20,112)

Class R5	(737,563)	(104)

Class Z	(8,647,121)	(2,669,629)

Total distributions to shareholders	(21,451,775)	(7,190,121)

Increase (decrease) in net assets from capital stock activity	32,159,673	24,088,158

Total increase in net assets	47,391,575	43,174,258

Net assets at beginning of year	174,379,942	131,205,684

Net assets at end of year	$221,771,517	$174,379,942

Undistributed (excess of distributions over) net investment income	$442,118	$(404,519)

(a)	Class R4 shares are for the period from June 25, 2014 (commencement of operations) through the stated period end.

(b)	Class R5 shares are for the period from November 8, 2012 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Annual Report 2014

Columbia Marsico Flexible Capital Fund

Statement of Changes in Net Assets (continued)

	Year Ended August 31, 2014(a)		Year Ended August 31, 2013(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	2,499,920	38,642,622	2,210,887	30,734,121

Distributions reinvested	645,781	9,641,503	229,744	2,906,263

Redemptions	(2,126,881)	(32,820,340)	(1,181,648)	(15,968,090)

Net increase	1,018,820	15,463,785	1,258,983	17,672,294

Class C shares

Subscriptions	662,497	10,040,708	375,562	5,105,841

Distributions reinvested	160,348	2,344,285	48,530	607,597

Redemptions	(251,158)	(3,770,937)	(190,566)	(2,544,779)

Net increase	571,687	8,614,056	233,526	3,168,659

Class I shares

Redemptions	(66)	(1,000)	—	—

Net increase (decrease)	(66)	(1,000)	—	—

Class R shares

Subscriptions	15,560	239,864	21,728	287,797

Distributions reinvested	5,255	77,408	2,231	27,981

Redemptions	(20,535)	(309,668)	(7)	(97)

Net increase	280	7,604	23,952	315,681

Class R4 shares

Subscriptions	96,898	1,511,823	—	—

Redemptions	(52)	(818)	—	—

Net increase	96,846	1,511,005	—	—

Class R5 shares

Subscriptions	312,625	5,064,080	153,529	2,299,538

Distributions reinvested	48,727	737,240	—	—

Redemptions	(106,853)	(1,679,978)	—	—

Net increase	254,499	4,121,342	153,529	2,299,538

Class Z shares

Subscriptions	732,757	11,434,564	1,077,729	14,548,959

Distributions reinvested	575,690	8,646,866	286,961	3,641,538

Redemptions	(1,142,200)	(17,638,549)	(1,324,172)	(17,558,511)

Net increase	166,247	2,442,881	40,518	631,986

Total net increase	2,108,313	32,159,673	1,710,508	24,088,158

(a)	Class R4 shares are based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b)	Class R5 shares are based on operations from November 8, 2012 (commencement of operations) through the stated period end.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	15

Columbia Marsico Flexible Capital Fund

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Year Ended August 31,
Class A	2014	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$14.77	$13.00	$11.09		$10.00

Income from investment operations:

Net investment income	0.03	0.05	0.02		0.03

Net realized and unrealized gain	2.84	2.45	1.93		1.10

Total from investment operations	2.87	2.50	1.95		1.13

Less distributions to shareholders:

Net investment income	—	(0.18)	—		(0.04)

Net realized gains	(1.70)	(0.55)	(0.04)		(0.00	)(b)

Total distributions to shareholders	(1.70)	(0.73)	(0.04)		(0.04)

Net asset value, end of period	$15.94	$14.77	$13.00		$11.09

Total return	20.18%	20.17%	17.63%		11.29%

Ratios to average net assets(c)

Total gross expenses	1.28%	1.36%	1.50	%(d)	1.67	%(e)

Total net expenses(f)	1.28%	1.32%	1.50	%(d)(g)	1.60	%(e)

Net investment income	0.21%	0.33%	0.19%		0.25	%(e)

Supplemental data

Net assets, end of period (in thousands)	$99,789	$77,404	$51,772		$55,034

Portfolio turnover	119%	147%	146%		214%

Notes to Financial Highlights

(a)	Based on operations from September 28, 2010 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Annual Report 2014

Columbia Marsico Flexible Capital Fund

Financial Highlights (continued)

	Year Ended August 31,
Class C	2014	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$14.53	$12.81	$11.01		$10.00

Income from investment operations:

Net investment loss	(0.08)	(0.06)	(0.07)		(0.05)

Net realized and unrealized gain	2.78	2.42	1.91		1.09

Total from investment operations	2.70	2.36	1.84		1.04

Less distributions to shareholders:

Net investment income	—	(0.09)	—		(0.03)

Net realized gains	(1.70)	(0.55)	(0.04)		(0.00	)(b)

Total distributions to shareholders	(1.70)	(0.64)	(0.04)		(0.03)

Net asset value, end of period	$15.53	$14.53	$12.81		$11.01

Total return	19.28%	19.23%	16.76%		10.42%

Ratios to average net assets(c)

Total gross expenses	2.03%	2.11%	2.26	%(d)	2.38	%(e)

Total net expenses(f)	2.03%	2.07%	2.25	%(d)(g)	2.35	%(e)

Net investment loss	(0.52%)	(0.42%)	(0.57%)		(0.46	%)(e)

Supplemental data

Net assets, end of period (in thousands)	$27,393	$17,316	$12,272		$9,255

Portfolio turnover	119%	147%	146%		214%

Notes to Financial Highlights

(a)	Based on operations from September 28, 2010 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	17

Columbia Marsico Flexible Capital Fund

Financial Highlights (continued)

	Year Ended August 31,
Class I	2014	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$14.78	$13.01	$11.08		$10.00

Income from investment operations:

Net investment income (loss)	0.08	0.10	(0.05)		0.05

Net realized and unrealized gain	2.85	2.46	2.04		1.07

Total from investment operations	2.93	2.56	1.99		1.12

Less distributions to shareholders:

Net investment income	—	(0.24)	(0.02)		(0.04)

Net realized gains	(1.70)	(0.55)	(0.04)		(0.00	)(b)

Total distributions to shareholders	(1.70)	(0.79)	(0.06)		(0.04)

Net asset value, end of period	$16.01	$14.78	$13.01		$11.08

Total return	20.60%	20.67%	18.08%		11.22%

Ratios to average net assets(c)

Total gross expenses	0.87%	0.95%	1.07	%(d)	2.64	%(e)

Total net expenses(f)	0.87%	0.92%	1.07	%(d)	1.25	%(e)

Net investment income (loss)	0.51%	0.73%	(0.47%)		0.43	%(e)

Supplemental data

Net assets, end of period (in thousands)	$3	$3	$3		$5,527

Portfolio turnover	119%	147%	146%		214%

Notes to Financial Highlights

(a)	Based on operations from September 28, 2010 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Annual Report 2014

Columbia Marsico Flexible Capital Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R	2014	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$14.61	$12.93		$11.06		$10.00

Income from investment operations:

Net investment income (loss)	(0.02)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)

Net realized and unrealized gain	2.82	2.44		1.91		1.09

Total from investment operations	2.80	2.44		1.91		1.09

Less distributions to shareholders:

Net investment income	—	(0.21)		—		(0.03)

Net realized gains	(1.70)	(0.55)		(0.04)		(0.00	)(b)

Total distributions to shareholders	(1.70)	(0.76)		(0.04)		(0.03)

Net asset value, end of period	$15.71	$14.61		$12.93		$11.06

Total return	19.91%	19.87%		17.31%		10.87%

Ratios to average net assets(c)

Total gross expenses	1.53%	1.58%		1.72	%(d)	2.89	%(e)

Total net expenses(f)	1.53%	1.56%		1.72	%(d)	1.85	%(e)

Net investment income (loss)	(0.12%)	(0.02%)		(0.01%)		0.01	%(e)

Supplemental data

Net assets, end of period (in thousands)	$658	$608		$229		$10

Portfolio turnover	119%	147%		146%		214%

Notes to Financial Highlights

(a)	Based on operations from September 28, 2010 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	19

Columbia Marsico Flexible Capital Fund

Financial Highlights (continued)

Class R4	Year Ended August 31, 2014(a)
Per share data
Net asset value, beginning of period	$15.46

Income from investment operations:

Net investment income	0.08

Net realized and unrealized gain	0.37

Total from investment operations	0.45

Net asset value, end of period	$15.91

Total return	2.91%

Ratios to average net assets(b)

Total gross expenses	1.13	%(c)

Total net expenses(d)	1.07	%(c)

Net investment income	2.92	%(c)

Supplemental data

Net assets, end of period (in thousands)	$1,541

Portfolio turnover	119%

Notes to Financial Highlights

(a)	Based on operations from June 25, 2014 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

20	Annual Report 2014

Columbia Marsico Flexible Capital Fund

Financial Highlights (continued)

	Year Ended August 31,
Class R5	2014	2013(a)
Per share data
Net asset value, beginning of period	$14.93	$13.11

Income from investment operations:

Net investment income	0.09	0.09

Net realized and unrealized gain	2.87	2.51

Total from investment operations	2.96	2.60

Less distributions to shareholders:

Net investment income	—	(0.23)

Net realized gains	(1.70)	(0.55)

Total distributions to shareholders	(1.70)	(0.78)

Net asset value, end of period	$16.19	$14.93

Total return	20.59%	20.89%

Ratios to average net assets(b)

Total gross expenses	0.93%	0.90	%(c)

Total net expenses(d)	0.93%	0.90	%(c)

Net investment income	0.55%	0.76	%(c)

Supplemental data

Net assets, end of period (in thousands)	$6,608	$2,292

Portfolio turnover	119%	147%

Notes to Financial Highlights

(a)	Based on operations from November 8, 2012 (commencement of operations) through the stated period end.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014	21

Columbia Marsico Flexible Capital Fund

Financial Highlights (continued)

	Year Ended August 31,
Class Z	2014	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$14.84	$13.04	$11.12		$10.00

Income from investment operations:

Net investment income	0.07	0.08	0.05		0.06

Net realized and unrealized gain	2.85	2.46	1.92		1.10

Total from investment operations	2.92	2.54	1.97		1.16

Less distributions to shareholders:

Net investment income	—	(0.19)	(0.01)		(0.04)

Net realized gains	(1.70)	(0.55)	(0.04)		(0.00	)(b)

Total distributions to shareholders	(1.70)	(0.74)	(0.05)		(0.04)

Net asset value, end of period	$16.06	$14.84	$13.04		$11.12

Total return	20.44%	20.48%	17.83%		11.61%

Ratios to average net assets(c)

Total gross expenses	1.03%	1.12%	1.26	%(d)	1.32	%(e)

Total net expenses(f)	1.03%	1.08%	1.25	%(d)(g)	1.32	%(e)

Net investment income	0.44%	0.59%	0.40%		0.60	%(e)

Supplemental data

Net assets, end of period (in thousands)	$85,780	$76,756	$66,930		$91,860

Portfolio turnover	119%	147%	146%		214%

Notes to Financial Highlights

(a)	Based on operations from September 28, 2010 (commencement of operations) through the stated period end.

(b)	Rounds to zero.

(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(d)	Ratios include line of credit interest expense which is less than 0.01%.

(e)	Annualized.

(f)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22	Annual Report 2014

Columbia Marsico Flexible Capital Fund

Notes to Financial Statements

August 31, 2014

Note 1. Organization

Columbia Marsico Flexible Capital Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus. Class R4 shares commenced operations on June 25, 2014.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services—Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP) which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign equity securities are valued based on quotations from the principal market in which such securities are traded. If any foreign security prices are not readily available as a result of limited share activity, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect

Annual Report 2014	23

Columbia Marsico Flexible Capital Fund

Notes to Financial Statements (continued)

August 31, 2014

events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. To the extent actual information has not yet been reported by the REITs, estimates for return of capital are made by the Fund’s management. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders. No estimates are made for the BDCs, ETFs, and RICs.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

24	Annual Report 2014

Columbia Marsico Flexible Capital Fund

Notes to Financial Statements (continued)

August 31, 2014

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. The effective investment management fee rate for the year ended August 31, 2014 was 0.71% of the Fund’s average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to serve as the subadviser to the Fund. The Investment Manager compensates Marsico to manage the investment of the Fund’s assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The effective administration fee rate for the year ended August 31, 2014 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended August 31, 2014, other expenses paid by the Fund to this company were $1,487.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are

Annual Report 2014	25

Columbia Marsico Flexible Capital Fund

Notes to Financial Statements (continued)

August 31, 2014

not “interested persons” of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which receive a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended August 31, 2014, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.15%
Class C	0.15
Class R	0.15
Class R4	0.16	*
Class R5	0.05
Class Z	0.15

*	Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended August 31, 2014, no minimum account balance fees were charged by the Fund.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares. For Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $55,000 for Class C shares. These amounts are based on the most recent information available as of June 30, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $179,301 for Class A and $1,784 for Class C shares for the year ended August 31, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges

26	Annual Report 2014

Columbia Marsico Flexible Capital Fund

Notes to Financial Statements (continued)

August 31, 2014

from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:

	January 1, 2014 through December 31, 2014		Prior to January 1, 2014
Class A	1.32%		1.31%
Class C	2.07		2.06
Class I	0.95		0.89
Class R	1.57		1.56
Class R4	1.07	*	—
Class R5	1.00		0.94
Class Z	1.07		1.06

*	Fee rate is contractual from June 25, 2014 (the commencement of operations of Class R4 shares) through December 31, 2014.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At August 31, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees’ deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings, and re-characterization of distributions for investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$373,972
Accumulated net realized gain	(373,969)
Paid-in capital	(3)

Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended August 31,	2014	2013
Ordinary income	$13,732,244	$5,740,106
Long-term capital gains	7,719,531	1,450,015
Total	$21,451,775	$7,190,121

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,367,670
Undistributed long-term capital gains	14,011,963
Net unrealized appreciation	34,212,684

At August 31, 2014, the cost of investments for federal income tax purposes was $188,954,368 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$36,511,679
Unrealized depreciation	(2,298,995)
Net unrealized appreciation	34,212,684

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $234,087,091 and $233,921,898, respectively, for the year ended August 31, 2014,. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Note 6. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by

Annual Report 2014	27

Columbia Marsico Flexible Capital Fund

Notes to Financial Statements (continued)

August 31, 2014

the Fund from such investments is included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At August 31, 2014, two unaffiliated shareholders of record owned 42.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 41.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended August 31, 2014.

Note 9. Significant Risks

Consumer Discretionary Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased

28	Annual Report 2014

Columbia Marsico Flexible Capital Fund

Notes to Financial Statements (continued)

August 31, 2014

fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014	29

Columbia Marsico Flexible Capital Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the

Shareholders of Columbia Marsico Flexible Capital Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Flexible Capital Fund (the “Fund”, a series of Columbia Funds Series Trust II) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended August 31, 2011 were audited by another independent registered public accounting firm whose report dated October 21, 2011 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

October 22, 2014

30	Annual Report 2014

Columbia Marsico Flexible Capital Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended August 31, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations

Qualified Dividend Income	18.01%
Dividends Received Deduction	13.50%
Capital Gain Dividend	$14,939,624

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.

Annual Report 2014	31

Columbia Marsico Flexible Capital Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds’ Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132	Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010- 2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)

32	Annual Report 2014

Columbia Marsico Flexible Capital Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Former Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132	Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002

Annual Report 2014	33

Columbia Marsico Flexible Capital Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*
Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	188	Former Director, Ameriprise Certificate Company, 2006- January 2013

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

34	Annual Report 2014

Columbia Marsico Flexible Capital Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)	Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)	Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014	35

Columbia Marsico Flexible Capital Fund

Approval of Investment Management Services and Subadvisory Agreements

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Marsico Flexible Capital Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a Subadvisory Agreement (the Subadvisory Agreement) between Columbia Management and Marsico Capital Management, LLC (the Subadviser), the Subadviser has provided portfolio management and related services for the Fund.

On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement and the Subadvisory Agreement (together, the Advisory Agreements). Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the Advisory Agreements for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by Columbia Management and the Subadviser

The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.

With respect to Columbia Management, the Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Board took into account the information it received and reviewed concerning Columbia Management’s ongoing oversight and monitoring of the subadvisers, observing the broad scope of services provided by Columbia Management to each subadvised Fund, including, among other noted services, investment, risk and compliance oversight. The Board also took into account Columbia Management’s Subadviser oversight structure and the Columbia Management team dedicated thereto, which the Board recalled had added staff and technology resources during 2013. The Board also noted the information it received concerning Columbia Management’s ability to retain its key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund’s Administrative Services Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of Columbia Management and its affiliates and their ability to carry out their responsibilities under the IMS Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. In addition, the Board discussed the acceptability of the terms of the IMS

36	Annual Report 2014

Columbia Marsico Flexible Capital Fund

Approval of Investment Management Services and Subadvisory Agreements (continued)

Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no material changes were recommended to the Subadvisory Agreement. Based on the foregoing, and based on other information received (both oral and written) and other considerations, including, in particular, the performance of the Fund (discussed below), as well as the Investment Manager’s recommendation that the Board approve renewal of the Subadvisory Agreement with the Subadviser, the Board concluded that the services being performed under the Subadvisory Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser was in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.

Additionally, the Board reviewed the performance of the Subadviser and Columbia Management’s process for monitoring the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Management, its Affiliates and the Subadviser from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Management’s profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). In this connection, the Board also considered the 2013 report provided by an independent consulting firm, Bobroff Consulting (the Independent Consultant), that concluded that the Funds’ standardized investment management fee rates were within a reasonable range. The Board took into account that the Fund’s total expense ratio was below the peer universe’s median expense ratio shown in the reports. It was observed that various proposals concerning the Funds’ transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds’ pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy.

Annual Report 2014	37

Columbia Marsico Flexible Capital Fund

Approval of Investment Management Services and Subadvisory Agreements (continued)

Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board observed that the subadvisory fee level for the Subadviser was generally comparable to those charged by other subadvisers to similar funds managed by the Investment Manager. The Board also reviewed fee rates charged by the Subadviser to other client accounts. Based on its review, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) the Independent Consultant concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the Advisory Agreements.

38	Annual Report 2014

Columbia Marsico Flexible Capital Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014	39

Columbia Marsico Flexible Capital Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN185_08_D01_(10/14)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose reports to stockholders are included in this annual filing. In addition, two series merged away on March 15, 2013 and the fees incurred by those series through its merger date are included in the response to this Item.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2014 and August 31, 2013 are approximately as follows:

2014	2013
$26,500	$28,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal year 2013 also includes audit fees for the review and provision of consent in connection with filing Form N-1A for a new share class.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2014 and August 31, 2013 are approximately as follows:

2014	2013
$400	$1,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2014 and 2013, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

The fees for the fiscal years ended August 31, 2014 and August 31, 2013 shown below for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee are approximately as follows:

2014	2013
$0	$500

Fiscal year 2013 includes fees billed for the review of documentation around a change in independent accountant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2014 and August 31, 2013 are approximately as follows:

2014	2013
$5,200	$41,500

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2013 also includes Tax Fees for agreed-upon procedures for fund mergers and the review of final tax returns.

During the fiscal years ended August 31, 2014 and August 31, 2013, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2014 and August 31, 2013 are approximately as follows:

2014	2013
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2014 and August 31, 2013 are approximately as follows:

2014	2013
$325,000	$234,100

In both fiscal years 2014 and 2013, All Other Fees primarily consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2014 and 2013 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2014 and August 31, 2013 are approximately as follows:

2014	2013
$330,600	$277,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	October 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	October 22, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	October 22, 2014